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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act


                         Date of Report: April 24, 2002
                        (Date of Earliest Event Reported)

                    ADVANCED AERODYNAMICS & STRUCTURES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                   000-21749                    95-4257380
    (State or other               (Commission                (I.R.S. Employer
    Jurisdiction of              File Number)              Identification No.)
     Incorporation)


                               3205 Lakewood Blvd.
                              Long Beach, CA 90808
                    (Address of principal executive offices)


                             Business (562) 938-8618
                               Fax (562) 938-8620
                         (Registrant's telephone number)

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ITEM 5.  OTHER EVENTS

     Advanced Aerodynamics & Structures, Inc. has acquired the assets of Mooney Aircraft Corporation pursuant to an order of the US Bankruptcy Court in San Antonio, Texas, signed on March 18, 2002, which approved the sale subject to final closing conditions which did not occur until April 24, 2002. Further details are in the Press Release attached as Exhibit 1.1. In connection with the sale, we formed a wholly-owned subsidiary, Mooney Airplane Company, a Delaware corporation, to own the assets purchased. As a result, the financing agreements with Congress Financial Corporation ("Congress") which were described in a Form 8-K filed with the Securities and Exchange Commission ("SEC") on February 14, 2002, were revised. Congress has a security interest in certain assets of AASI and of Mooney Airplane Company. Copies of the revised agreements among AASI, Congress and Mooney Airplane Company are attached as Exhibit 2.1 through 2.9.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)  Financial Statements of Business Acquired.  To be filed by amendment.

   (b)  Pro Forma Financial Information.  To be filed by amendment.

   (c)  Exhibits.

        No.          Description
        ---          -----------
        1.1          Press Release

        1.2 Asset Purchase Agreement by and between AASI and Mooney Aircraft Corporation dated March 18, 2002, is incorporated by reference to our Report on Form 10-KSB filed with the SEC on April 16, 2002.

        1.3 Order of the U.S. Bankruptcy Court dated March 18, 2002 re Mooney Aircraft Corporation is incorporated by reference to our Report on Form 10-KSB filed with the SEC on April 16, 2002.

        1.4 First Amendment to Asset Purchase Agreement by and between AASI and Mooney Aircraft Corporation dated March 19, 2002, is incorporated by reference to our Report on Form 10-KSB filed with the Securities and Exchange Commission on April 16, 2002.

        1.5 Assignment and Assumption Agreement between AASI and Congress dated January 29, 2002, is incorporated by referenced to our Report on Form 8-K filed with the SEC on February 14, 2002.

        1.6 Collateral Assignment of Debt and Security Agreements between AASI and Congress dated January 29, 2002, is incorporated by referenced to our Report on Form 8-K filed with the SEC on February 14, 2002.

        1.7 Secured Tranche A Promissory Note for $500,000, dated January 29, 2002, issued to Congress is incorporated by referenced to our Report on Form 8-K filed with the SEC on February 14, 2002.

        1.8 Secured Tranche B Promissory Note for $2,500,000, dated January 29, 2002, issued to Congress is incorporated by referenced to our Report on Form 8-K filed with the SEC on February 14, 2002.

        1.9 Secured Tranche C Promissory Note for $1,500,000, dated January 29, 2002, issued to Congress is incorporated by referenced to our Report on Form 8-K filed with the SEC on February 14, 2002.

        1.10 Limited Recourse Secured Tranche D Promissory Note for $5,714,408.71, dated January 29, 2002, issued to
                     Congress is incorporated by referenced to our Report on Form 8-K filed with the SEC on February 14, 2002.

        2.1 Amendment No. 1 to Assignment Agreements between AASI and Congress dated April 9, 2002.

        2.2 Amended and Restated Secured Tranche C Promissory Note dated April 9, 2002.

        2.3 Amendment No. 2 to Assignment Agreements between AASI and Congress dated April 19, 2002.

        2.4 Amended and Restated Secured Tranche A Promissory Note dated April 19, 2002.

        2.5 Amended and Restated Secured Tranche B Promissory Note dated April 19, 2002.

        2.6 Second Amended and Restated Secured Tranche C Promissory Note dated April 19, 2002.

        2.7 Amended and Restated Secured Tranche D Promissory Note dated April 19, 2002.

        2.8 Security Agreement by Mooney Airplane Company, Inc., in favor of Congress dated April 19, 2002.

        2.9 Trademark Collateral Assignment And Security Agreement between Mooney Airplane Company, Inc. and Congress dated April 19, 2002.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                     ADVANCED AERODYNAMICS & STRUCTURES, INC.


                     By:   /s/ J. Nelson Happy
                         ------------------------------------------------------
                           J. Nelson Happy
                           Executive Vice President and General Counsel


Date:  May 9, 2002